SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): February 15, 2002


                               NEXLE CORPORATION
           (Exact name of registrant as specified in its charter)


        Delaware                    0-27314              52-2303874
 ------------------------------     -------              ----------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)


                   3250 Hatch Rd. Cedar Park, Texas 78613
        (Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code:  (512) 219-3277

Item 8.   Change in Fiscal Year
          ------------------------------------

     a. On February 15, 2002 the Registrant determined to change its fiscal year.

     b. The fiscal year end was changed from December 31 to June 30.

     c. Forms 10QSB and 10SB12G/A which covered the transition period were filed on November 11, 2001 and January 3, 2002 respectively.


                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                           NEXLE Corporation




Date: February 25, 2002                    /s/Darrell W. McEver
                                           --------------
                                           Darrell W. McEver
                                           President